SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]
36.	SUBSEQUENT EVENTS

(i)	On March 27, 2013, 3,000,000 shares of Series B convertible preferred stock were cancelled. As result, total issued and outstanding preferred stock as of that date is 7,000,100 shares.

(ii)
On March 28, 2013, the Company filed a prospectus related to a public offering of Common Stocks of the Company for maximum aggregate gross proceeds of $26,250,000 within a period not to exceed 180 days from the date of this prospectus.

(iii)
The shareholders of the Company voted to increase the authorized shares of common stock to 130,000,000 on December 5, 2012. The certificate of amendment effectuating the vote by the shareholders was filed with the State of Nevada on January 24, 2013.